Exhibit 77(q)(1)

                EXHIBITS FOR PILGRIM BANK AND THRIFT FUND, INC.

(e) Form of Investment Management Agreement between the Fund and ING Pilgrim Investments is incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A as filed on November 1, 2000.